EXHIBIT 10.5


                       CADMUS COMMUNICATIONS CORPORATION
               1997 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

                                   ARTICLE I

                                  DEFINITIONS
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      1.01. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.
      1.02. Award means an award of Options as provided for hereunder.
      1.03. Board means the Board of Directors of the Company.
      1.04. Change in Control  means a "change in control" as defined in the  Company's
            1990 Long Term Incentive Stock Plan, as amended from time to time.
            or any successor plan thereto.
      1.05. Code means the Internal Revenue Code of 1986, as amended.
      1.06. Common Stock means the common stock of the Company.
      1.07. Company means Cadmus Communications Corporation.
      1.08. Date of Grant means each  November 15  beginning  November  15,  1998,  and ending November 15, 2002.
      1.09. Fair Market Value means the average closing sales price of the
            Common Stock on the NASDAQ over the counter market for the twenty trading days immediately preceding an Option's Date of Grant.
      1.10. Option means a stock option granted pursuant to Article IV that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the shares' Fair Market Value.
      1.11. Participant means a member of the Board who is not an employee of the Company on the applicable Date of Grant.
      1.12. Plan  means  the  Cadmus   Communications   Corporation  1997  Non-Employee
            Director Stock Compensation Plan.


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                                      ARTICLE II

                                        PURPOSE

      The Plan is intended to promote a greater identity of interest between Participants and the Company's shareholders by increasing the Participants' proprietary interest in the Company through the receipt of Awards in the form of Options in lieu of cash payments for a portion of each Participant's annual director's fees.

                                      ARTICLE III

                                    ADMINISTRATION

      The Plan shall be administered by the employee directors of the Board ("Employee Directors"), who shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Any decision made, or action taken, by the Employee Directors in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

                                      ARTICLE IV

                                   GRANT OF OPTIONS

      On each Date of Grant during the term of the Plan, each Participant automatically will receive an Option for shares of Common Stock determined in accordance with the following schedule:
                                              Number of Shares
              Date of Grant                   Subject to Option
              ------------                    ------------------
            November 15, 1998                       1,000
            November 15, 1999                       1,000
            November 15, 2000                       1,000
            November 15, 2001                       1,000
            November 15, 2002                       1,000

      All Options shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Employee Directors may adopt.



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                                       ARTICLE V

                               STOCK SUBJECT TO OPTIONS

      Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under this Plan is 60,000, subject to adjustment as provided in Article X. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                      ARTICLE VI

                                     OPTION PRICE

      The price per share for Common Stock purchased on the exercise of an Option shall be the share's Fair Market Value.

                                      ARTICLE VII

                                  EXERCISE OF OPTIONS

     7.01. Maximum Option Period. No Option shall be exercisable after the expiration of ten years from its Date of Grant.

      7.02. Nontransferability. Options granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

                                     ARTICLE VIII

                             METHOD OF EXERCISE OF OPTIONS

      8.01. Exercisability of Options. Subject to the provisions of Articles VII and XI, an Option becomes exercisable six months after its Date of Grant. However, an Option granted to a Participant shall be immediately exercisable if the Participant's membership on the Board terminates as a result of the Participant's retirement in accordance with Company policy, death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Code) or in the event of a Change in Control. An Option shall be forfeited if, as of the termination of the Participant's membership on the Board, the Option is not then exercisable and such termination occurs for any reason other than the

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Participant's retirement in accordance with Company policy, death or disability
(as defined above) or a Change in Control. Options that are exercisable or that become exercisable upon the Participant's termination of membership on the Board will remain exercisable until the tenth anniversary of the Option's Date of Grant. An Option may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the shares remaining subject to the Option.
      8.02. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Board. In addition, all or part of the Option price may be made by surrendering shares of Common Stock to the Company, including shares acquired upon the exercise of the Option, or through a broker-assisted cashless exercise. If Common Stock is used to pay all or part of the Option price, the shares surrendered to the Company must have a fair market value (determined as of the day before the date of exercise and based on the closing sales price recorded by the NASDAQ over the counter market on such date) that is not less than such price or part thereof.
      8.03. Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

                                      ARTICLE IX

                     INCREASES IN COMPENSATION AFTER JUNE 30, 1998

      In the event the Company determines, for fiscal years beginning after June 30, 1998, to increase annual retainer fees or meeting fees for attendance at Board meetings or meetings of Committees thereof, or otherwise to increase the compensation payable to Participants, the Company shall have the right, but not the obligation, to pay such increased compensation in the form of Awards under this Plan, provided, however, that in such event any Options granted hereunder shall be valued for such purposes at $3.00 per share of Common Stock for which an Option is granted, and provided, further, that in no event may Awards be made for a number of shares of Common Stock exceeding the maximum number of shares of Common Stock authorized under this Plan.

                                       ARTICLE X

                        ADJUSTMENT UPON CHANGE IN COMMON STOCK

      The maximum number of shares for which Awards may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Awards shall be adjusted, as the Employee Directors shall determine to be equitably required in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or

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consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies. Any determination made under this Article X by the Board shall be final and conclusive.

      The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of right or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

                                   ARTICLE XI
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

     No Option shall be exercisable, no Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), and applicable requirements of any exchange or other market having authority over the trading of the Company's shares.

                                   ARTICLE XII
                               GENERAL PROVISIONS
      12.01. Effect on Service. Neither the adoption of this Plan, its operation, documents describing or referring to this Plan (or any part thereof) shall confer on any Participant any right to continue service as a member of the Board.
      12.02. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded and the Company shall not be required to segregate any assets that may be represented at any time by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that are created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
      12.03. Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE XIII
                                    AMENDMENT
      The Board may amend this Plan from time to time; provided that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) materially changes the class of individuals eligible to become Participants or

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(iii) materially increases the benefits that may accrue to Participants under the Plan, and provided further that the Board may not amend the Plan more than once in any six month period unless such amendment is required to comply with the Code or the Employee Retirement Income Security Act of 1974. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                      ARTICLE XIV
                                      TERMINATION
      The Board may terminate this Plan at any time. This Plan will terminate automatically, without any action of the Board, if, on any Date of Grant, there are insufficient shares available for the grant of Awards in accordance with the terms of the Plan. The termination of this Plan shall not affect any rights of a Participant under any Option outstanding at the time of such termination.

                                      ARTICLE XV
                                   DURATION OF PLAN
      No Award may be granted under this Plan after November 15, 2002. Options granted on or before November 15, 2002 shall remain valid in accordance with their terms.

                                      ARTICLE XVI
                                EFFECTIVE DATE OF PLAN

      No Award will be granted under this Plan before this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting.

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